UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 14, 2009 (September 11, 2009)


                     DWS GLOBAL COMMODITIES STOCK FUND, INC.
                     ---------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                                    --------
                 (State or other jurisdiction of incorporation)


     811-21600                                          11-3721497
     ---------                                          ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                                 345 Park Avenue
                            New York, New York 10154
               (Address of principal executive offices, zip code)


Registrant's telephone number, including area code:              (212) 454-7190


         (Former name or former address, if changed since last report.)
                                 Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

         On September 11, 2009, the Board of Directors of DWS Global Commodities Stock Fund, Inc. (the "Fund") announced via press release that in order to enhance its ability to protect the interests of stockholders, the Fund has opted into the Maryland Control Share Acquisition Act ("MCSAA"), which generally provides that "control shares" of a corporation acquired in a "control share acquisition" shall have no voting rights except to the extent approved by a vote of two-thirds of the voting shares entitled to be cast on the matter.

         The foregoing description does not purport to be complete and is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by DWS Global Commodities Stock Fund, Inc. on September 11, 2009.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DWS GLOBAL COMMODITIES STOCK FUND, INC.


Date:    September 14, 2009


                                             By: /s/ Rita Rubin
                                             -----------------------
                                             Rita Rubin
                                             Assistant Secretary